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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 30, 2002

                          WOMEN'S GOLF UNLIMITED, INC.
             (Exact Name of Registrant as Specified in its Charter)


New Jersey                        0-14146                  22-2388568
(State or other jurisdiction of   (Commission              (I.R.S. Employer
incorporation or organization)    File Number)              Identification No.)

18 Gloria Lane, Fairfield, NJ                                        07004
(Address of Principal Executive Office)                            (Zip Code)

                                 (973) 227-7783
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

Effective October 30, 2002, the common stock of Women's Golf Unlimited (the "Company") was delisted from the Nasdaq SmallCap Market, and began trading on the Nasdaq Over-the-Counter Bulletin Board, because the Company's issued common stock did not maintain the minimum bid price and market value thresholds required for continued qualification for inclusion in Nasdaq.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              WOMEN'S GOLF UNLIMITED, INC.

Date:  10/30/02                               /s/ Douglas A. Buffington
                                              --------------------------------
                                              By: Douglas A. Buffington
                                                  President, Chief Operating
                                                  Officer, Chief Financial
                                                  Officer and Treasurer


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                                  EXHIBIT INDEX


99.0     News Release dated October 29, 2002.